EXHIBIT 21

                    MERCANTILE STORES COMPANY, INC.
                        SUBSIDIARY SCHEDULE
                       AS OF FEBRUARY 3, 1996

                                                             STATE OF
SUBSIDIARY COMPANY                                         INCORPORATION

J. BACON & SONS                                   						    KENTUCKY
THE CASTNER-KNOTT DRY GOODS COMPANY                         TENNESSEE
THE O.J. de LENDRECIE CO.				                               DELAWARE
C.J. GAYFER & COMPANY, INCORPORATED                   		    DELAWARE
HENNESSY COMPANY                                     			    MONTANA
THE JONES STORE COMPANY                                     DELAWARE
THE JOSLIN DRY GOODS COMPANY, INC.                          COLORADO
THE LAZARUS STORE, INC.                                     DELAWARE
THE LION DRY GOODS COMPANY, INC.                            OHIO
THE McALPIN COMPANY                                         KENTUCKY
GAYFER'S MONTGOMERY FAIR CO.                                DELAWARE
ROOT DRY GOODS COMPANY, INC.                                INDIANA
J.B. WHITE & COMPANY, INC.                                  SOUTH CAROLINA
DULUTH GLASS BLOCK STORE COMPANY                            MINNESOTA
THE McALPIN COMPANY                                         OHIO
THE PEOPLES STORE COMPANY                                   WASHINGTON
J.B. WHITE & COMPANY                                        NEW JERSEY
THE MACDOUGAL & SOUTHWICK COMPANY                           WASHINGTON
MCCREERY & COMPANY                                          MAINE
SERF CORPORATION                                            MISSOURI
MERSCO REALTY CO., INC.                                     OHIO
THE JONES STORE COMPANY HAIRSTYLING SCHOOL                  MISSOURI
MERCANTILE STORES COMPANY, INC. (N.Y.)                      NEW YORK
MERSCO FINANCE COMPANY                                      DELAWARE
MERCANTILE PROPERTIES, INC.                                 DELAWARE
MERCANTILE REAL ESTATE CO., INC.                            DELAWARE
THE O.J. de LENDRECIE CO.                                   MINNESOTA
MERSCO DEVELOPMENT COMPANY, INC.                            DELAWARE
MERCANTILE INTERNATIONAL, INC.                              DELAWARE
MAISON BLANCHE, INC.                                        LOUISIANA
TSM HOLDING COMPANY, INC.                                   DELAWARE
GOUDCHAUX'S CAR CARE CENTER, INC.                           LOUISIANA
MERCANTILE CREDIT CORP.                                    LOUISIANA